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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (DATE OF EARLIEST EVENT REPORT): NOVEMBER 22, 1999





                      ELECTRONIC TRANSMISSION CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)




          Delaware                    0-22135                   75-2578619
(State of other jurisdiction)  (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)



     15301 Spectrum Dr.
        Suite 501
       Addison, Texas                                             75001
(Address of principal executive offices)                        (ZIP Code)



                                 (972) 980-0900
              (Registrant's telephone number, including area code)



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ITEM 4 - CHANGE IN REGISTRANTS CERTIFYING ACCOUNTANT


A. On November 22, 1999, the Board of Directors of Electronic Transmission Corporation (the "Company"), accepted the resignation of the firm of Simonton, Kutac & Barnidge, L.L.P. as the Company's independent auditor.

B. The reports of Simonton, Kutac & Barnidge, L.L.P. on the Company's financial statements for each of the prior two years ended December 31, 1997 and December 31, 1998 did not contain an adverse or disclaimer of opinion, but were qualified on a going concern basis.

C. The Company and Simonton, Kutac & Barnidge, L.L.P. have not, in connection with the audit of the Registrant's Financial Statements for each of the prior two years ended December 31, 1997 and December 31, 1998 or for any subsequent interim period prior to and including November 22, 1999, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the accountants' satisfaction, would have caused the accountants to make reference to the subject matter of the disagreement in connection with its reports.

D. On November 22, 1999, the Board of Directors of the Company appointed Jackson & Rhodes P.C., its independent accountant and Jackson & Rhodes accepted such appointment.

         The registrant had no relationship with Jackson & Rhodes, P.C. required to be reported pursuant to Regulation S-K Item 304(a)(2) during the two fiscal periods ended December 31, 1997 and December 31, 1998, or the subsequent interim period prior to and including November 22, 1999.

E. The Company has provided Simonton, Kutac & Barnidge, L.L.P. with a copy of the disclosures contained herein, and have requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission as to whether or not they agree with the Company's statement contained herein.

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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

C.       Exhibits

         16 - Letter from Simonton, Kutac & Barnidge, L.L.P. to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304(a) of Regulation S-K.

         Pursuant to the requirements of the Securities Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Electronic Transmission Corporation


                                      By:  /s/  Robert Fortier
                                           --------------------------------
                                      Robert Fortier, Chairman of the Board
                                      Chief Executive Officer and Director
                                      (Principal Executive Officer)


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  16                Letter from Simonton, Kutac & Barnidge, L.L.P. to the
                    Securities and Exchange Commission included herein
                    pursuant to the requirements of Item 304(a) of Regulation
                    S-K.